                                 EXHIBIT 23

               [LETTERHEAD OF ARTHUR ANDERSEN LLP APPEARS HERE]



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statements File Nos. 33-51662, 33-58260, and 33-81798.


                                             /s/ Arthur Andersen LLP


Birmingham, Alabama
June 23, 1997